Franklin Resources, Inc. Preliminary Fourth Quarter and Fiscal Year Results Greg Johnson Chairman and Chief Executive Officer Ken Lewis Chief Financial Officer October 26, 2016 Exhibit 99.2

The financial results in this presentation are preliminary. Statements in this presentation regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this presentation, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward- looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. While forward-looking statements are our best prediction at the time that they are made, you should not rely on them, and you are hereby cautioned against doing so. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. They are neither statements of historical fact nor guarantees or assurances of future performance. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015 and Franklin’s subsequent Quarterly Reports on Form 10-Q: (1) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (2) the amount and mix of our assets under management (“AUM”) are subject to significant fluctuations; (3) we are subject to extensive, complex, overlapping and frequently changing rules, regulations and legal interpretations; (4) global regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our financial condition and results of operations; (5) failure to comply with the laws, rules or regulations in any of the jurisdictions in which we operate could result in substantial harm to our reputation and results of operations; (6) changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity; (7) any significant limitation, failure or security breach of our information and cyber security infrastructure, software applications, technology or other systems that are critical to our operations could harm our operations and reputation; (8) our business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services, or the termination of investment management agreements representing a significant portion of our AUM, could have an adverse effect on our revenues and income; (9) we face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries; (10) we depend on key personnel and our financial performance could be negatively affected by the loss of their services; (11) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and income; (12) changes in the third-party distribution and sales channels on which we depend could reduce our income and hinder our growth; (13) our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and market-specific political, economic or other risks that may adversely impact our revenues and income generated overseas; (14) harm to our reputation or poor investment performance of our products could reduce the level of our AUM or affect our sales, and negatively impact our revenues and income; (15) our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation; (16) our ability to successfully manage and grow our business can be impeded by systems and other technological limitations; (17) our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm, or legal liability; (18) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with our business, could adversely impact our AUM, increase costs and negatively impact our profitability and/or our future financial results; (19) our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived creditworthiness; (20) we are dependent on the earnings of our subsidiaries. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The information in this presentation is provided solely in connection with this presentation, and is not directed toward existing or potential investment advisory clients or fund shareholders. Forward-Looking Statements 2

Audio Commentary and Conference Call Details Pre-recorded audio commentary on the results from Franklin Resources, Inc.’s Chairman and CEO Greg Johnson and CFO and Executive Vice President Ken Lewis will be available today at approximately 8:30 a.m. Eastern Time. They will also lead a live teleconference today at 11:00 a.m. Eastern Time to answer questions of a material nature. Analysts and investors are encouraged to review the Company’s recent filings with the U.S. Securities and Exchange Commission and to contact Investor Relations before the live teleconference for any clarifications or questions related to the earnings release, this presentation or the pre-recorded audio commentary. Access to the pre-recorded audio commentary and accompanying slides are available at investors.franklinresources.com. The pre-recorded audio commentary can also be accessed by dialing (877) 523-5612 in the U.S. and Canada or (201) 689-8483 internationally using access code 7055790, any time through November 26, 2016. Access to the live teleconference will be available at investors.franklinresources.com or by dialing (877) 407-8293 in the U.S. and Canada or (201) 689-8349 internationally. A replay of the teleconference can also be accessed by calling (877) 660-6853 in the U.S. and Canada or (201) 612-7415 internationally using access code 13646987, after 2:00 p.m. Eastern Time on October 26, 2016 through November 26, 2016. Questions regarding the pre-recorded audio commentary or live teleconference should be directed to Franklin Resources, Inc., Investor Relations at (650) 312-4091 or Media Relations at (650) 312-2245. 3

Highlights 4 INVESTMENT PERFORMANCE & FLOWS FINANCIAL RESULTS CAPITAL MANAGEMENT INVESTING IN FUTURE GROWTH Working with our distribution partners to position products for a post Department of Labor Fiduciary Rule environment The fiscal year payout (cash dividends and share repurchases) totaled $1.7 billion, representing over 100% of net income Repurchased 36.6 million shares during the fiscal year, decreasing shares outstanding by 5.5% on a net basis Fiscal year operating income of $2.4 billion and a strong operating margin of 35.7% Cost management efforts resulted in a 5% decrease in non-sales and distribution expenses for the fiscal year, inclusive of implementation costs Relative investment performance in equity, hybrid and fixed income categories all improved across the 1-, 3-, 5- and 10-year periods International retail and U.S. fixed income flows improved

Investment Performance and Flows

5-Year 3-Year 10-Year Investment Performance 6 The peer group rankings are sourced from either Lipper, a Thomson Reuters Company or Morningstar, as the case may be, and are based on an absolute ranking of returns as of September 30, 2016. Lipper rankings for Franklin Templeton U.S.-registered long-term mutual funds are based on Class A shares and do not include sales charges. Franklin Templeton U.S.-registered long-term funds are compared against a universe of all share classes. Performance rankings for other share classes may differ. Morningstar rankings for Franklin Templeton cross-border long-term mutual funds are based on primary share classes and do not include sales charges. Performance rankings for other share classes may differ. Results may have been different if these or other factors had been considered. The figures in the table are based on data available from Lipper as of October 6, 2016 and Morningstar as of October 7, 2016 and are subject to revision. © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Performance quoted above represents past performance, which cannot predict or guarantee future results. All investments involve risks, including loss of principal. U.S.-Registered and Cross-Border Mutual Funds Percentage of Total Long-Term Assets ($482 billion) in the Top Two Peer Group Quartiles Equity & Hybrid - $275 billion Fixed Income - $207 billion 31% 69% 80% 75% 37% 77% 24% 62% 83%

Assets Under Management Overview 7 68% 14% 12% 4% 2% 41% 19% 39% 1% Investment Objective Sep-16 Equity $ 303.7 Hybrid 137.4 Fixed Income 286.1 Cash Management 6.1 Total $ 733.3 Sales Region Sep-16 United States $ 499.2 Europe, the Middle East and Africa 102.6 Asia-Pacific 83.6 Canada 30.8 Latin America 17.1 Total $ 733.3 825 782 737 740 736 771 764 743 732 733 9/15 12/15 3/16 6/16 9/16 (in US$ billions, for the three months ended)  Average AUM  Ending AUM Simple Monthly Average vs. End of Period As of September 30, 2016

Long-Term Flows Long-Term Flows and Market Return Summary 8 1. Long-term net new flows are defined as long-term sales less long-term redemptions plus long-term net exchanges.  Long-Term Net New Flows1  Long-Term Sales  Long-Term Redemptions (in US$ billions, for the three months ended) Appreciation (Depreciation) & Other (65.8) 15.0 4.2 9.8 24.4 9/15 12/15 3/16 6/16 9/16 30.5 33.1 23.2 22.7 22.7 (58.1) (53.3) (47.2) (41.8) (44.6) (28.4) (20.4) (24.1) (19.2) (22.0) 9/15 12/15 3/16 6/16 9/16

United States and International, Retail and Institutional Flows 9 (in US$ billions, for the three months ended) United States International  Retail Long-Term Sales  Retail Long-Term Redemptions  Institutional Long-Term Sales  Institutional Long-Term Redemptions Graphs do not include high net worth client flows. 12.5 11.9 11.5 11.3 10.3 3.5 3.4 2.5 2.0 2.0 (28.7) (29.5) (21.5) (20.9) (20.9) (4.2) (5.4) (5.7) (4.2) (5.6) 9/15 12/15 3/16 6/16 9/16 9.8 7.2 5.5 6.5 7.7 4.3 10.2 3.4 2.6 2.5 (16.8) (12.8) (12.2) (11.5) (11.5) (8.2) (5.3) (7.5) (4.8) (6.2) 9/15 12/15 3/16 6/16 9/16

Flows by Investment Objective: Global / International Equity and Fixed Income 10 1. Sales and redemptions as a percentage of beginning assets under management are annualized. % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 11% 10% Redemptions 22% 27% % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 20% 15% Redemptions 37% 35% (in US$ billions, for the three months ended) Global / International Equity Global / International Fixed Income  Long-Term Net New Flows  Long-Term Sales  Long-Term Redemptions  Variable Annuity Net New Flows 8.1 6.6 5.4 5.0 4.9 (13.1) (11.9) (11.5) (12.3) (13.2) (5.1) (5.4) (6.6) (7.6) (8.5) (0.5) (1.6) (0.2) (0.3) (0.4) 9/15 12/15 3/16 6/16 9/16 9.7 15.0 6.7 6.2 6.3 (21.3) (18.4) (17.0) (12.6) (14.5) (12.2) (3.6) (10.2) (6.6) (8.4) (0.3) (0.4) (0.3) (0.1) (0.1) 9/15 12/15 3/16 6/16 9/16

Flows by Investment Objective: U.S. Equity and Hybrid 11 1. Sales and redemptions as a percentage of beginning assets under management are annualized. % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 14% 14% Redemptions 24% 25% % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 11% 8% Redemptions 21% 15% (in US$ billions, for the three months ended) U.S. Equity Hybrid 3.9 3.5 3.1 3.6 3.5 (7.6) (7.0) (5.5) (5.2) (6.4) (3.5) (3.1) (2.2) (1.6) (2.9) (2.4) (1.8) (0.2) (0.1) (0.3) 9/15 12/15 3/16 6/16 9/16 4.3 4.0 3.9 3.6 2.8 (8.2) (9.2) (6.8) (5.8) (5.0) (4.4) (5.6) (2.9) (2.2) (2.2) (0.9) (1.9) (0.4) (0.2) (0.2) 9/15 12/15 3/16 6/16 9/16  Long-Term Net New Flows  Long-Term Sales  Long-Term Redemptions  Variable Annuity Net New Flows

Flows by Investment Objective: Tax-Free and Taxable U.S. Fixed Income 12 1. Sales and redemptions as a percentage of beginning assets under management are annualized. % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 11% 14% Redemptions 14% 11% % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 16% 20% Redemptions 29% 26% (in US$ billions, for the three months ended) Tax-Free Fixed Income Taxable U.S. Fixed Income 1.7 1.7 2.2 2.4 2.6 (3.5) (2.2) (2.3) (2.2) (2.1) (1.8) (0.2) 0.1 0.4 0.6 9/15 12/15 3/16 6/16 9/16 2.8 2.3 1.9 1.9 2.6 (4.4) (4.6) (4.1) (3.7) (3.4) (1.4) (2.5) (2.3) (1.6) (0.6) (0.1) (0.1) (0.1) (0.3) 0.0 9/15 12/15 3/16 6/16 9/16  Long-Term Net New Flows  Long-Term Sales  Long-Term Redemptions  Variable Annuity Net New Flows

Financial Results

Fiscal Year Financial Highlights 14 1. Net income attributable to Franklin Resources, Inc.  Operating Income  Net Income1 (in US$ millions, except per share data, for the fiscal years ended) Unaudited Operating and Net Income1 Diluted Earnings Per Share 2,515 2,921 3,221 3,028 2,366 1,931 2,150 2,384 2,035 1,727 9/12 9/13 9/14 9/15 9/16 $2.98 $3.37 $3.79 $3.29 $2.94 9/12 9/13 9/14 9/15 9/16

Quarterly Financial Highlights 15 1. Net income attributable to Franklin Resources, Inc.  Operating Income  Net Income1 (in US$ millions, except per share data, for the three months ended) Unaudited Operating and Net Income1 Diluted Earnings Per Share 718 654 537 595 579 358 448 360 446 472 9/15 12/15 3/16 6/16 9/16 $0.59 $0.74 $0.61 $0.77 $0.82 9/15 12/15 3/16 6/16 9/16

Operating Revenues 16 Unaudited (in US$ millions, for the three months ended) Sep-16 Jun-16 Sep-16 vs. Jun-16 Mar-16 Dec-15 Sep-15 Sep-16 vs. Sep-15 Investment management fees $ 1,096.3 $ 1,093.5 0% $ 1,095.2 $ 1,186.7 $ 1,256.9 (13%) Sales and distribution fees 440.8 450.2 (2%) 437.0 478.4 510.6 (14%) Shareholder servicing fees 58.4 61.5 (5%) 61.8 61.9 64.4 (9%) Other 16.3 29.1 (44%) 19.9 31.0 41.9 (61%) Total Operating Revenues $ 1,611.8 $ 1,634.3 (1%) $ 1,613.9 $ 1,758.0 $ 1,873.8 (14%)

Operating Expenses 17 Unaudited (in US$ millions, for the three months ended) Sep-16 Jun-16 Sep-16 vs. Jun-16 Mar-16 Dec-15 Sep-15 Sep-16 vs. Sep-15 Sales, distribution and marketing $ 536.2 $ 553.4 (3%) $ 531.7 $ 588.6 $ 626.3 (14%) Compensation and benefits 317.2 326.9 (3%) 374.3 342.5 336.8 (6%) Information systems and technology 56.0 50.5 11% 49.6 51.2 64.9 (14%) Occupancy 37.3 33.1 13% 33.0 30.7 35.6 5% General, administrative and other 85.7 75.0 14% 88.0 91.4 92.1 (7%) Total Operating Expenses $ 1,032.4 $ 1,038.9 (1%) $ 1,076.6 $ 1,104.4 $ 1,155.7 (11%)

Operating Leverage 18 Unaudited CAGR is the compound average annual growth rate over the trailing 10-year period. 1,633 2,068 2,099 1,203 1,959 2,660 2,515 2,921 3,221 3,028 2,366 Fiscal Year Operating Income (in US$ millions) Average AUM: 4.5% CAGR Operating Income: 3.8% CAGR Operating Margin (%) vs. Average AUM (in US$ billions for the fiscal year ended)  Operating Margin  Average AUM 482 582 605 442 571 694 706 808 888 870 749 32.3% 33.3% 34.8% 28.7% 33.5% 37.3% 35.4% 36.6% 37.9% 38.1% 35.7% 9/06 9/07 9/08 9/09 9/10 9/11 9/12 9/13 9/14 9/15 9/16

Associated Financial Statement Components $54.5 Million2 $2.4 Million Cash and cash equivalents, investment securities, available-for- sale and investment securities, trading Investments in equity method investees Investment securities, available-for- sale Investment securities, trading Debt and deferred taxes Foreign exchange revaluations of cash and cash equivalents held by subsidiaries with a non-USD functional currency and other miscellaneous non-operating income Investments of consolidated SIPs Investments of consolidated VIEs Related noncontrolling interests attributable to third-party investors 19 1. Reflects the portion of noncontrolling interests related to consolidated SIPs and VIEs included in Other income. 2. Net of the impact of consolidating SIPs and VIEs as summarized in the appendix. Dividend and interest income Equity method investments Available-for- sale investments Trading investments Interest expense Foreign exchange and other Consolidated sponsored investment products (SIPs) Consolidated variable interest entities (VIEs) Total other income Noncontrolling interests1 Other income, net of noncontrolling interests Unaudited (in US$ millions, for the three months ended September 30, 2016) Other Income – U.S. GAAP 18.9 33.0 2.1 0.3 (13.4) 13.6 (0.8) 3.2 56.9 7.6 64.5

Capital Management

256 327 337 404 500 218 190 151 178 129 179 137 265 105 23 98 99 282 126 291 337 $0 $10 $20 $30 $40 $50 $60 9/163/169/153/159/143/149/133/139/123/129/11  Share Repurchase Amount  BEN Average Price for the Period Special Cash Dividend Declared U.S. Asset Managers (ex- BEN)1: 2.7% Compound Annual Dilution Share Repurchases Accretive to Earnings per Share 21 1. U.S. asset managers include AB, AMG, APAM, APO, ARES, BLK, BX, CG, CLMS, CNS, EV, FIG, FII, GBL, IVZ, JNS, KKR, LM, MN, OAK, OMAM, OZM, PZN, TROW, VRTS, WDR and WETF. Source: Thomson Reuters and company reports.  BEN  U.S. Asset Managers Average (ex-BEN)1 Unaudited Change in Ending Shares Outstanding Share Repurchases (US$ millions) vs. Average BEN Price BEN: 2.7% Compound Annual Accretion Special Cash Dividends per Share Declared: Dec-14: $0.50 Nov-12: $1.00 Dec-11: $0.67 Dec-09: $1.00 -20% -15% -10% -5% 0% 5% 10% 15% 20% 9/11 3/12 9/12 3/13 9/13 3/14 9/14 3/15 9/15 3/16 9/16

Return of Capital Distributing U.S. Free Cash Flow Unaudited Trailing 12 Months Share Repurchases and Dividends1 (US$ millions and percentage of net income)  Dividends  Share Repurchases 22 1. The chart above illustrates the amount of share repurchases and dividends over the trailing 12 months, for the period ended. Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. 34% 20% 24% 25% 24% 52% 68% 87% 97% 77% $1,741 $1,696 $1,856 $1,977 $1,745 9/15 12/15 3/16 6/16 9/16

Appendix

Strong Balance Sheet Unaudited Net Cash and Investments1 (US$ billions) 24 1. Net cash and investments consists of Franklin Resources, Inc. cash and investments (including only direct investments in consolidated SIPs and VIEs), net of debt and deposits.  U.S. Net Cash and Investments  Non-U.S. Net Cash and Investments 0.9 0.8 1.8 1.7 1.2 5.6 6.5 7.4 7.9 8.5 6.5 7.3 9.2 9.6 9.7 FYE-9/12 FYE-9/13 FYE-9/14 FYE-9/15 FYE-9/16

Sales and Distribution Summary This table summarizes the asset- and sales- based distribution fees, net of expense. • Asset-based expenses are generally not directly correlated with asset-based revenue due to international fee structures which provide for recovery of certain distribution costs through investment management fees. • Sales-based expenses are determined as a percentage of sales and are incurred from the same commissionable sales transactions that generate sales fee revenues. • Deferred sales commissions, which are related to up-front commissions on shares sold without a front-end sales charge, are amortized over the periods in which commissions are generally recovered from distribution fee revenues (and to a lesser extent, from contingent deferred sales charges received from shareholders of the funds upon redemption of their shares). 25 Unaudited (in US$ millions, for the three months ended) • Sales and distribution fees, net decreased this quarter primarily as a result of accounting adjustments in the current and prior quarters Sep-16 Jun-16 Change % Change Asset-based fees $ 347.8 $ 345.7 2.1 1% Asset-based expenses (438.2) (442.1) 3.9 (1%) Asset-based fees, net $ (90.4) $ (96.4) $ 6.0 (6%) Sales-based fees 90.7 102.0 (11.3) (11%) Contingent sales charges 2.3 2.5 (0.2) (8%) Sales-based expenses (80.6) (90.4) 9.8 (11%) Sales-based fees, net $ 12.4 $ 14.1 $ (1.7) (12%) Amortization of deferred sales commissions (17.4) (20.9) 3.5 (17%) Sales and Distribution Fees, Net $ (95.4) $ (103.2) $ 7.8 (8%)

Consolidated SIPs and VIEs Related Adjustments 26 Unaudited (in US$ millions, for the three and twelve months ended) This table summarizes the impact of consolidating SIPs and VIEs on the Company’s reported U.S. GAAP financial results. FY Sep-16 Sep-16 Operating Revenues $ 8.3 $ 64.4 Operating Expenses 2.7 12.7 Operating Income 5.6 51.7 Investment Income (2.4) (6.0) Interest Expense (0.9) (3.8) Consolidated SIPs (0.8) (13.5) Consolidated VIEs 3.2 6.2 Other Income (0.9) (17.1) Net Income 4.7 34.6 Less: net income attributable to noncontrolling interests 0.9 30.3 Net Income Attributable to Franklin Resources, Inc. $ 3.8 $ 4.3